                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated September 27, 1999, included in K-tel International, Inc.'s Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.

                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ------------------------
                                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  February 28, 2000